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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 27, 2005

                                 METLIFE, INC.
               (Exact name of registrant as specified in charter)

           DELAWARE                         1-15787                       13-4075851
(State or other jurisdiction of    (Commission file number)              (IRS Employer
        incorporation)                                                Identification No.)

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
     200 PARK AVENUE, NEW YORK, NEW YORK                         10166-0188
   (Address of principal executive offices)                      (Zip Code)

                                 (212) 578-2211
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                      N/A
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  OTHER EVENTS

     On January 31, 2005, MetLife, Inc. ("MetLife") announced that it plans to acquire Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc., and substantially all Citigroup's international insurance businesses ("Citigroup Life Insurance and Annuities"). For additional information concerning the proposed acquisition transaction, see MetLife's Current Reports on Form 8-K, including those filed on January 31, 2005, February 4, 2005 and May 13, 2005.

     The unaudited pro forma interim condensed consolidated financial information filed herewith as Exhibit 99.1, and incorporated herein by reference, gives effect to the proposed acquisition transaction as if it had occurred as of January 1, 2004 for purposes of the unaudited pro forma interim condensed consolidated statement of income and on March 31, 2005 for purposes of the unaudited pro forma interim condensed consolidated balance sheet.

     The unaudited condensed combined balance sheet of Citigroup Life Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed as of March 31, 2005, and the related unaudited condensed combined statements of income, shareholder's equity and cash flows for the three months then ended, included in
Exhibit 99.2, and incorporated herein by reference, have been furnished to MetLife by Citigroup Inc.

     On May 27, 2005, MetLife issued a press release announcing that it has received a subpoena from the Connecticut Attorney General requesting information regarding its participation in any finite reinsurance transactions and other information requests relating to finite insurance or reinsurance from other regulatory and governmental authorities. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     99.1 MetLife, Inc.'s unaudited pro forma interim condensed consolidated balance sheet as of March 31, 2005 and unaudited pro forma interim condensed consolidated statement of income for the three months ended March 31, 2005.

     99.2 Unaudited condensed combined balance sheet of Citigroup Life Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed as of March 31, 2005 and the related unaudited condensed combined statements of income, shareholder's equity and cash flows for the three months ended March 31, 2005.

     99.3 Press release of MetLife, Inc. dated May 27, 2005 regarding finite risk insurance information requests.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MetLife, Inc.

                                          By: /s/ Gwenn L. Carr
                                            ------------------------------------
                                            Name: Gwenn L. Carr
                                            Title: Senior Vice-President and
                                              Secretary

Date: May 27, 2005

                                        2
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                                 EXHIBIT INDEX


99.1 MetLife, Inc.'s unaudited pro forma interim condensed consolidated balance sheet as of March 31, 2005 and unaudited pro forma interim condensed consolidated statement of income for the three months ended March 31, 2005.
99.2  Unaudited condensed combined balance sheet of Citigroup Life
      Insurance and Annuities Assets to be Acquired and Liabilities to be Assumed as of March 31, 2005 and the related unaudited condensed combined statements of income, shareholder's equity and cash flows for the three months ended March 31, 2005.
99.3 Press release of MetLife, Inc. dated May 27, 2005 regarding finite risk insurance information requests.

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